UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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BERENSON ACQUISITION CORP. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED AUGUST 23, 2023

BERENSON ACQUISITION CORP. I

667 Madison Avenue, 18th Floor

New York, New York 10065

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 27, 2023

To the Stockholders of Berenson Acquisition Corp. I:

You are cordially invited to attend the special meeting of stockholders (the “special meeting”) of Berenson Acquisition Corp. I (the “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. Eastern Time on September 27, 2023 as a virtual meeting.

The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting https://www.cstproxy.com/berensonacquisitioncorpi/sm2023.

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.

The accompanying proxy statement is dated [    ] and is first being mailed to stockholders on or about [    ]. The sole purpose of the special meeting is to consider and vote upon the following proposals:

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Proposal No. 1 – The Charter Amendment Proposal – a proposal to amend our amended and restated certificate of incorporation (our “charter”), in the form set forth as Annex A to the accompanying proxy statement (the “Charter Amendment”), to extend the date by which we must consummate an initial business combination (the “Extension”) from September 30, 2023 to September 30, 2024 or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date,” and such proposal, the “Charter Amendment Proposal”); and

•

Proposal No. 2 – The Adjournment Proposal – a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal

The purpose of the Charter Amendment Proposal is to allow us more time to complete an initial business combination. The final prospectus for our initial public offering (the “IPO,” and such prospectus, the “IPO Prospectus”) and our charter provide that we have until September 30, 2023 to complete an initial business combination. While we are currently in serious discussions with a potential business combination target, our Board believes that there will not be sufficient time before September 30, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares,” and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights, you must tender your shares to our transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share pro rata portion of the trust account will be approximately $10.44 at the time of the special meeting, based on the approximate amount of $27,267,082 held in the trust account as of August 18, 2023. The closing price of our Class A common stock on the New York Stock Exchange American (the “NYSE American”) on August 18, 2023 was $10.33. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by September 30, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by September 30, 2023.

Our initial stockholders, including Berenson SPAC Holdings I, LLC (our “sponsor”), certain of our directors, special advisor and anchor investors (together with their permitted transferees, the “initial stockholders”), collectively beneficially own an aggregate of 3,897,500 shares of Class B common stock, par value $0.0001 per share (“Class B common stock”) and 2,980,000 of shares of Class A common stock, per value $0.0001 per share (“Class A common stock, and together with our Class B common stock, “common stock”), representing 72.5% of our issued and outstanding shares of common stock (Class A shares of common stock and Class B shares of common stock held by our initial stockholders are referred to as “founder shares”). Our initial stockholders (including anchor investors) have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by September 30, 2023 or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal.

Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

The Board has fixed the close of business on August 28, 2023 as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of shares of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposal.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Dated: [ ]	By Order of the Board of Directors,

Jeffrey Berenson
Chairman of the Board of Directors

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal. Abstentions, broker non-votes and withhold votes (as applicable), while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals and will have no effect on the outcome of the vote on the other proposals. Failure to vote in person (by virtual attendance) or by proxy at the special meeting will have no effect on the outcome of the vote on the other proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 27, 2023: This notice of special meeting and the accompanying proxy statement are available at https://www.cstproxy.com/berensonacquisitioncorpi/sm2023.

TO EXERCISE YOUR REDEMPTION RIGHTS: (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON SEPTEMBER 25, 2023 THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

BERENSON ACQUISITION CORP. I

667 Madison Avenue, 18th Floor

New York, New York 10065

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 27, 2023

PROXY STATEMENT

The special meeting stockholders (the “special meeting”) of Berenson Acquisition Corp. I (the “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. Eastern Time on September 27, 2023 as a virtual meeting.

The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting https:/www.cstproxy.com/berensonacquisitioncorpi/sm2023.

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.

This proxy statement is dated [    ] and is first being mailed to stockholders on or about [    ]. The sole purpose of the special meeting is to consider and vote upon the following proposals:

•

Proposal No. 1 – The Charter Amendment Proposal – a proposal to amend our amended and restated certificate of incorporation (our “charter”), in the form set forth as Annex A to this proxy statement (the “Charter Amendment”), to extend the date by which we must consummate an initial business combination (the “Extension”) from September 30, 2023 to September 30, 2024 or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date,” and such proposal, the “Charter Amendment Proposal”); and

•

Proposal No. 2 – The Adjournment Proposal – a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal (the “Adjournment Proposal”).

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. The purpose of the Charter Amendment Proposal is to allow us more time to complete an initial business combination. The final prospectus for our initial public offering (the “IPO,” and such prospectus, the “IPO Prospectus”) and our charter provide that we have until September 30, 2023 to complete an initial business combination. While we are currently in serious discussions with a potential business combination target,, our Board believes that there will not be sufficient time before September 30, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

i

In addition, the Inflation Reduction Act of 2022 (the “IR Act”) imposes a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, with certain exceptions. Since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act; consequently, our Board believes that, absent additional guidance and unless an exception is available (such as netting any redemption against share issuances pursuant to an initial business combination and/or a financing transaction relating to any such business combination), there is a significant risk that this excise tax will apply to any redemptions of our public shares, including redemptions made if we are unable to consummate an initial business combination by or before September 30, 2023. The application of the excise tax to any redemptions we make could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares,” and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount (as defined below) from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $27,267,082 that was in the trust account as of August 18, 2023. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by September 30, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by September 30, 2023.

Our initial stockholders collectively beneficially own an aggregate of 6,877,500 founder shares. representing 72.5% of our issued and outstanding shares of common stock. Our initial stockholders (including anchor investors) have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by September 30, 2023 or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to the public stockholders upon the redemption of the public shares in the event we do not complete an initial business combination within the required time period may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal , and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal.

Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Charter Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for our use to complete an initial business combination on or before the Extended Date. Public stockholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain their redemption rights and their ability to vote on an initial business combination (provided that they are stockholders on the record date for a meeting to consider such business combination) through the Extended Date if the Charter Amendment Proposal is approved and the Extension is implemented.

The record date for the special meeting is August 28, 2023. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date there were 9,487,871 shares of our common stock issued and outstanding, consisting of 5,590,371shares of Class A common stock and 3,897,500 shares of Class B common stock.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

v

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the Charter Amendment included as an annex to this proxy statement.

Q. Why am I receiving this proxy statement?	A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting to be held at 11:00 a.m. Eastern Time on September 27, 2023 as a virtual meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company incorporated on June 1, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination. On September 30, 2021, we consummated the IPO of 25,000,000 units, from which we derived total gross proceeds of $ 250,000,000. On October 22, 2021, the underwriters of the IPO partially exercised their over-allotment option and purchased 2,510,000 additional units at $10.00 per unit, generating additional gross proceeds of $25,100,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before a certain date (in our case, September 30, 2023). The Board believes that it is advisable to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination and is submitting proposals to amend our charter to the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Q. What is included in these materials?	A. These materials include:

• this proxy statement for the special meeting; and

• a proxy card.

Q. What is being voted on?	A. You are being asked to vote on:

•  a proposal to amend our charter, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from September 30, 2023 to the Extended Date; and

•  a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension is implemented, our stockholders’ approval of the Charter Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove the Withdrawal Amount from the trust account and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount, and to retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $27,267,082 that was in the trust account as of August 18, 2023. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by September 30, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by September 30, 2023.

Our initial stockholders (including anchor investors) have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by September 30, 2023 or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. Why are we proposing the Charter Amendment Proposal?

A. Our charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before September 30, 2023. As we explain below, we believe we will not be able to complete an initial business combination by that date.

While we are currently in serious discussions with a potential business combination target,, we have not yet executed a definitive agreement for an initial business combination and our Board believes that there will not be sufficient time before September 30, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Because we believe we will not be able to complete an initial business combination within the permitted time period under our charter, we have determined to seek stockholder approval to extend the date by which we must consummate an initial business combination.

We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our stockholders an opportunity to consider an initial business combination. Accordingly, the Board is proposing the Charter Amendment Proposal to extend our corporate existence.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment Proposal?

A. The Board believes our stockholders should have an opportunity to evaluate a potential initial business combination with one or more of our prospective targets. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the date by which we must consummate an initial business combination until the Extended Date and to allow for the Election.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond September 30, 2023. Additionally, the IPO Prospectus and our charter require that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and the IPO Prospectus.

Q. How do insiders intend to vote their shares?

A. Our sponsor, our directors and our special advisor are expected to vote any shares of our common stock over which they have voting control in favor of the Charter Amendment Proposal and the Adjournment Proposal.

On the record date, our sponsor, our directors and our special advisor beneficially owned and were entitled to vote 5,005,341 founder shares, representing approximately 52.8% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Our initial stockholders (including anchor investors) have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by September 30, 2023 or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. However, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we do not complete an initial business combination by September 30, 2023 or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by our initial stockholders, officers, directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial stockholders, officers, directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal.

Q. What vote is required to approve each of the proposals?

A. The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal.

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 4,743,937 shares of our common stock would be required to achieve a quorum.

If you do not vote, your action will have the effect of a vote against the Charter Amendment Proposal, if a valid quorum is otherwise established, no effect the Adjournment Proposal. Likewise, abstentions, broker non-votes and withhold votes (as applicable) will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal.

Q. What if I don’t want to vote for the Charter Amendment Proposal?	A. If you do not want the Charter Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposal. If the Charter Amendment Proposal is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to consummate an initial business combination?	A. Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate an initial business combination. We have provided that all public stockholders, including those who vote for the Charter Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, may make the Election to redeem all or a portion of their public shares into their pro rata portion of the trust account and, if the Extension is implemented, should receive the funds soon after the completion of the Charter Amendment. Those public stockholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain redemption rights with respect to an initial business combination we may propose, or, if we do not consummate an initial business combination by the Extended Date.

Q. What happens if the Charter Amendment Proposal is not approved?	A. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by September 30, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by September 30, 2023.

Our initial stockholders (including anchor investors) have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by September 30, 2023. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. If the Charter Amendment Proposal is approved, what happens next?

A. We will continue our efforts to execute a definitive agreement for an initial business combination with one or more of our prospective targets.

If we execute such an agreement, we will seek to complete the potential initial business combination, which will involve:

•  completing proxy materials;

•  establishing a meeting date and record date for considering such potential initial business combination and distributing proxy materials to stockholders;

•  holding a special meeting to consider such potential initial business combination; and

•  if approved, consummating such potential initial business combination.

We are seeking approval of the Charter Amendment Proposal because we believe we will not be able to complete all of the above listed tasks prior to September 30, 2023.

Upon approval of the Charter Amendment Proposal by holders of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting, if the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our common stock held by our initial stockholders through their beneficial ownership of the founder shares.

If the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by September 30, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the required date.

Our initial stockholders (including anchor investors) have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by September 30, 2023. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Q. Would I still be able to exercise my redemption rights if I vote against a potential initial business combination?	A. Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to vote on an initial business combination when it is submitted to stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination). If you disagree with such business combination, you will retain your right to redeem your public shares upon consummation of such business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in our charter.

Q. How do I attend the special meeting?	A. The special meeting is to be held at 11:00 a.m. Eastern Time on September 27, 2023 as a virtual meeting. If you are a stockholder of record, you will be able to attend, vote your shares and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/berensonacquisitioncorpi/sm2023. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com. If you hold your shares through a bank, broker or other intermediary, you will need to contact such bank, broker or other intermediary and obtain a legal proxy. Once you have your legal proxy, e-mail a copy of your legal proxy to our transfer agent at least five business days prior to the special meeting date to have a control number generated. You may also attend special the meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 1981506#, but please note that you will not be able to vote or ask questions if you choose to attend the special meeting telephonically.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the special meeting or by voting in person (by virtual attendance) at the special meeting. Virtual attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR,” “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes. The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal.

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 4,743,937 shares of our common stock would be required to achieve a quorum.

If you do not vote, your action will have the effect of a vote against the Charter Amendment Proposal, if a valid quorum is otherwise established, no effect on the Adjournment Proposal. Likewise, abstentions, broker non-votes and withhold votes (as applicable) will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Ratification Proposal.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, shares of our common stock would be required to achieve a quorum.

Q. Who can vote at the special meeting?	A. Only holders of record of our common stock at the close of business on August 28, 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, shares of our common stock, consisting of shares of Class A common stock and shares of Class B common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (by virtual attendance) at the special meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting online. However, since you are not the stockholder of record, you may not vote your shares in person (by virtual attendance) at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?	A. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposal.

Q. What interests do our initial stockholders, directors and officers have in the approval of the proposals?	A. Our initial stockholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of the founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Initial Stockholders, Directors and Officers.”

Q. What if I object to the Charter Amendment? Do I have appraisal rights?	A. If you do not want the Charter Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposal. If public stockholders do not make the Election to redeem all of their public shares in connection with the Extension, such holders will retain redemption rights in connection with an initial business combination. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we implement the Extension and do not complete an initial business combination by the Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or any of the other proposals under the DGCL.

Q. What happens to our warrants if the Charter Amendment Proposal is not approved?	A. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by September 30, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by September 30, 2023.

Q. What happens to our warrants if the Charter Amendment Proposal is approved?	A. If the Charter Amendment Proposal is approved and the Extension is implemented, we will continue to attempt to complete an initial business combination by the Extended Date and will retain the blank check company restrictions previously applicable to us. Our warrants will remain outstanding in accordance with their terms and will become exercisable the later of: (i) 30 days after the completion of an initial business combination and (ii) 12 months from the closing of our IPO.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the Charter Amendment included as an annex to this proxy statement, and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of our common stock, you may vote in person (by virtual attendance) at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting online. However, since you are not the stockholder of record, you may not vote your shares in person (by virtual attendance) at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How do I redeem my public shares?

A. If the Extension is implemented, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). If the Extension is implemented, we anticipate that such stockholders who made the Election to redeem their public shares in connection with the Election would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of our common stock.

Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Where do I find the voting results of the special meeting?	A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the special meeting.

Q. Who can help answer my questions?

A. If you have questions, you may write or call our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

E-mail: BACA.info@investor.morrowsodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	our ability to effect the Extension or consummate an initial business combination;

•	the volatility of the market price and liquidity of our securities;

•	unanticipated delays in the distribution of the funds from the trust account;

•	claims by third parties against the trust account;

•	our ability to finance and consummate an initial business combination; or

•	changes in SEC rules related to special purpose acquisition companies (“SPACs”).

You should carefully consider these risks, in addition to those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and the risk factors set forth in our other filings with the SEC, including the IPO Prospectus, our 2022 Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See the section of this proxy statement entitled “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in, the IPO prospectus, our 2022 Form 10-K, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Charter Amendment Proposal involves a number of risks. Even if such proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposal is approved and the Extension is implemented, we expect to seek stockholder approval of an initial business combination. We are required to offer our public stockholders the opportunity to redeem their public shares in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if such proposal is approved and the Extension is implemented, or if an initial business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the implementation of the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of their shares at favorable prices, or at all.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. Our sponsor is a U.S. entity and is not controlled by, and does not have any substantial ties with any non-U.S. person. However, if CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, the public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the IR Act was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax.

As described under the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Redemption Rights,” if the deadline for us to complete an initial business combination (currently September 30, 2023) is extended, the public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs after December 31, 2022 may be subject to the excise tax, including in connection with an initial business combination, certain amendments to our charter (including the proposed Charter Amendment) or otherwise. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with an initial business combination, certain amendments to our charter (including the proposed Charter Amendment) or otherwise, (ii) the structure of an initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with such initial business combination but issued within the same taxable year of such initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete an initial business combination and in our ability to complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

On March 30, 2022, the SEC issued proposed rules relating to certain activities of SPACs (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which SPACs could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not enter into a definitive agreement within 18 months after the effective date of the IPO Registration Statement or that may not complete its initial business combination within 24 months after such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation of the securities held in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the trust account.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the trust account.

BACKGROUND

We are a blank check company incorporated on June 1, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination.

On September 30, 2021, we consummated the IPO of 25,000,000 units, with each unit consisting of one share of Class A common stock and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $250,000,000. Simultaneously with the consummation of the IPO, we consummated the private placement of 7,000,000 private placement warrants to our sponsor at a price of $1.00 per private placement warrant, generating total proceeds of $7,000,000. On October 22, 2021, the underwriters for the IPO partially exercised their over-allotment option and purchased 2,510,000 additional units at $10.00 per unit, generating additional gross proceeds of $25,100,000. In addition, October 22, 2021, simultaneously with the partial exercise of the over-allotment option by the underwriters, the sponsor purchased an additional 502,000 private placement warrants at $1.00 per private placement warrant, generating additional gross proceeds of $502,000.

A total of $275,100,000 ($10.00 per unit) of the net proceeds from the IPO and the private placement was placed in a trust account established for the benefit of the public stockholders, with Continental Stock Transfer & Trust Company acting as trustee. As of September 30, 2022, we had approximately $276,655,160 in the trust account.

On June 25, 2021, we issued 7,187,500 founder shares to our sponsor for an aggregate purchase price of $25,000, or approximately $0.004 per share. On September 15, 2021, our sponsor transferred an aggregate of 25,000 founder shares to each of our independent directors and our special advisor (for a total of 125,000 founder shares) for their original purchase price. to certain of our independent directors and special advisors at their original purchase price. Subsequently, September 30, 2021, our sponsor sold an aggregate of 1,872,159 founder shares to our anchor investors at their original purchase price. Following the expiration of the underwriter’s over-allotment option, on November 12, 2021 our sponsor forfeited 310,000 founder shares, so that our initial stockholders continue to own 20% of our issued and outstanding shares of common stock after our IPO, described below. The founder shares are automatically convertible into shares of Class A common stock concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

Our units began trading on September 28, 2021 on the NYSE under the symbol “BACA.U.” Commencing on November 18, 2021, the Class A common stock and warrants comprising the units began separate trading on the NYSE under the symbols “BACA” and “BACA WS,” respectively. Those units not separated traded on the NYSE under the symbol “BACA.U.” We received approval to transfer the listing of our Class A common stock from NYSE to NYSE American LLC (“NYSE American”) on March 1, 2023 and our Class A common stock began trading on the NYSE American under the symbol “BACA” on March 13, 2023. Following notice of delisting and suspension of trading of our warrants by NYSE, effective February 3, 2023, our warrants are trading on the OTC Market under the symbol “BACA WS.” In addition, in connection with the transfer, effective March 13, 2023, any remaining units were mandatorily separated into its component parts and the units no longer trade on the NYSE. The Class A common stock trades on NYSE American and the warrants continue to trade on the OTC market.

At the special meeting held on March 28, 2023 in connection with the prior extension, stockholders holding 24,899,629 Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the trust account. Following the above redemptions, we had 5,590,371 Class A common stock outstanding (including the 2,980,000 converted Class B common stock and 2,610,371 Class A common stock) and the aggregate amount remaining in the trust account at August 18, 2023 is $27,267,082.

The mailing address of our principal executive office is Berenson Acquisition Corp. I, 667 Madison Avenue, 18th Floor, New York, NY 10065, and our telephone number is (212) 935-7676. Our corporate website is www.berensonacquisitioncorp.com. The contents of our corporate website are not incorporated into this proxy statement and our reference to the URL of our corporate website is intended to be an inactive textual reference only.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

THE SPECIAL MEETING

Date, Time and Place. The special meeting will be held at 11:00 a.m. Eastern Time on September 27, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/berensonacquisitioncorpi/sm2023. The special meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the special meeting.

To pre-register for the special meeting, please follow the below instructions as applicable to the nature of your ownership of our common stock. Pre-registration is recommended but not required to attend the special meeting and is available starting at 11:00 a.m. Eastern Time on September 20, 2023 (five business days prior to the special meeting).

If your shares are registered in your name with our transfer agent and you wish to attend and participate in the virtual meeting, go to https://www.cstproxy.com/berensonacquisitioncorpi/sm2023, enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the special meeting you will need to log back into the above website using your control number. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com.

Beneficial stockholders who wish to attend and participate in the virtual meeting must (i) obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and (ii) e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent at proxy@continentalstock.com. Beneficial stockholders who e-mail our transfer agent a valid legal proxy will be issued a meeting control number that will allow them to pre-register to attend and participate in the virtual meeting. A beneficial stockholder who wishes to attend the virtual meeting but not vote may be issued a guest control number upon providing proof of ownership to our transfer agent. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the special meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the special meeting date.

You may also attend special the meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 1981506#, but please note that you will not be able to vote or ask questions if you choose to attend the special meeting telephonically.

Quorum. A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 4,743,937 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on August 28, 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required. The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal. If you do not vote, your action will have the effect of a vote against the Charter Amendment Proposal and, if a valid quorum is otherwise established, no effect on the Adjournment Proposal. Likewise, abstentions, broker non-votes and withhold votes (as applicable) will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal.

At the close of business on the record date, there were 9,487,871 shares of our common stock issued and outstanding, consisting of 5,590,371 shares of Class A common stock and 3,897,500 shares of Class B common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you must vote against, abstain or not vote on such proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which is anticipated to be paid soon after the completion of the Charter Amendment, you must make the Election to redeem your public shares. Public stockholders may make the Election to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal and the Adjournment Proposal. No recommendation is being made as to whether you should make the Election to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (by virtual attendance) at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $25,0000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material that may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

We are proposing to amend our charter, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from September 30, 2023 to the Extended Date. All stockholders are encouraged to read the proposed Charter Amendment in its entirety for a more complete description of its terms.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by September 30, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the required date.

Reasons for the Proposal

The IPO Prospectus and our charter provide that we have until September 30, 2023 to consummate an initial business combination. While we are currently in serious discussions with a potential business combination target,, our Board believes that there will not be sufficient time before September 30, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond September 30, 2023. Additionally, the IPO Prospectus and our charter require that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and the IPO Prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by September 30, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by September 30, 2023.

Our initial stockholders (including anchor investors) have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by September 30, 2023. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

If the Charter Amendment Proposal is not approved, we will not effect the Extension, and in the event we do not complete an initial business combination on or before September 30, 2023, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by September 30, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Extended Date.

Our initial stockholders (including anchor investors) have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by September 30, 2023 or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $27,267,082 that was in the trust account as of August 18, 2023. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Redemption Rights

If the Charter Amendment Proposal is approved and the Extension is implemented, we will provide the public stockholders making the Election the opportunity to receive, soon after the completion of the Charter Amendment, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 25 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may make the Election to redeem all or a portion of their public shares even if they vote for or against the Charter Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote on the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s Election is irrevocable once the Charter Amendment Proposal is approved. In furtherance of such irrevocable Election, stockholders making the Election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to make the Election to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved or are otherwise abandoned, or if such proposal is approved and the Extension is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be otherwise abandoned, or following the approval of such proposal, that the Extension will not be implemented. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal, if the Extension is implemented, would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two days prior to the filing of the Charter Amendment with the Secretary of State of the State of Delaware. We estimate that the per-share pro rata portion of the trust account will be approximately $10.44 at the time of the special meeting, based on the approximate amount of $27,267,082 held in the trust account as of August 18, 2023. The closing price of our Class A common stock on the NYSE American on August 18, 2023 was $10.33. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent at least two business days prior to the special meeting. If the Charter Amendment Proposal is not approved or if such proposal is otherwise abandoned, such shares will be returned promptly following the special meeting as described above. If the Charter Amendment Proposal is approved and the Extension is not implemented, such shares will be returned promptly followed the determination that the Extension will not be implemented.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.44 (based on the approximate amount of $27,267,082 held in the trust account as of August 18, 2023). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.44, plus interest, due to unforeseen claims of potential creditors.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to the public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Charter Amendment Proposal. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by September 30, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by September 30, 2023.

Our sponsor, our directors and our special advisor are expected to vote any shares of our common stock over which they have voting control in favor of the Charter Amendment Proposal and the Adjournment Proposal. On the record date, our sponsor, our directors and our special advisor beneficially owned and were entitled to vote 5,005,341 founder shares, representing approximately 52.8% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by our initial stockholders, officers, directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial stockholders, officers, directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal.

Interests of Our Initial Stockholders, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our initial stockholders, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by September 30, 2023, in accordance with our charter, the aggregate 6,877,500 founder shares beneficially owned by our initial stockholders (including anchor investors), which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will be the aggregate 7,000,000 private placement warrants that were acquired simultaneously with the IPO by our sponsor for an aggregate purchase price of $7,000,000, which will expire. Such founder shares had an aggregate market value of approximately $71,044,575based on the closing price of our Class A common stock of $10.33 on the NYSE American on August 28, 2023;

•

Even if the trading price of our Class A common stock was as low as $1.12 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in us by our initial stockholders. As a result, if an initial business combination is completed, our initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by September 30, 2023, our initial stockholders will lose their entire investment in us;

•

In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement;

•

All rights specified in our charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If an initial business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•

None of our officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following an initial business combination and receive compensation thereafter; and

•

Commencing on September 28, 2021, we are obligated to pay our sponsor a total of $10,000 per month for office space, secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, officers, directors, special advisor, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. Our sponsor, executive officers and directors, or any of their respective affiliates, are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by September 30, 2023, they will not have any claim against the trust account for reimbursement. Accordingly, we may not be able to reimburse these expenses if an initial business combination is not completed.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

The IPO Prospectus and our charter provide that we have until September 30, 2023 to consummate an initial business combination. The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. While we are currently in serious discussions with a potential business combination target, our Board believes that there will not be sufficient time before September 30, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond September 30, 2023. Additionally, the IPO Prospectus and our charter require that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and the IPO Prospectus.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD MAKE THE ELECTION TO REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

If the Adjournment Proposal is not approved by our stockholders, the chairman of the special meeting will not exercise his or her ability to adjourn the special meeting to a later date (which he or she would otherwise have under our charter) in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Required Vote

The Adjournment Proposal, if presented, must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting.

Our sponsor, our directors and our special advisor are expected to vote any shares of our common stock over which they have voting control in favor of the Charter Amendment Proposal and the Adjournment Proposal. On the record date, our sponsor, our directors and our special advisor beneficially owned and were entitled to vote 5,005,341 founder shares, representing approximately 52.8% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of August 18 , 2023, by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of our warrants, including the private placement warrants, because such warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 9,487,871 shares of common stock outstanding on August 18, 2023, consisting of 5,590,371 shares of Class A common stock and 3,897,500 shares of Class B common stock.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Berenson SPAC Holdings I, LLC(2)(3)	2,980,000	53.3%	1,900,341	48.8%	51.4%
Jeffrey Berenson(2) (3)	2,980,000	53.3%	1,900,341	48.8%	51.4%
David Panton(4)	—	—	—	—	—
Mohammed Ansari(4)	—	—	—	—	—
Amir Hegazy(4)	—	—	—	—	—
Carl Ferenbach(2)(4)	—	—	25,000	*	*
Kay Kapoor(2)	—	—	25,000	*	*
Ronald Kasner(2)	—	—	25,000	*
Gal Munda(2)	—	—	25,000	*	*
All directors and executive officers as a group (six individuals)	2,980,000	53.3%	2,000,341	51.3%	52.5%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 667 Madison Avenue, 18th Floor, New York, New York 10065.
(2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

(3)

The securities are held directly by our sponsor. BAC Brigade Holdings, LLC, is the managing member of the Sponsor and Jeffrey Berenson is the managing member of BAC Brigade Holdings, LLC. Consequently, each of BAC Brigade Holdings, LLC and Mr. Berenson may be deemed to share voting and dispositive control over the securities held by our sponsor, and may be deemed to have beneficial ownership of the securities held directly by our sponsor. Mr. Berenson disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein

(4)	Does not include certain shares indirectly owned by this individual as a result of his indirect membership interest in our sponsor.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved and we consummate an initial business combination in which we remain a separate public company, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to our corporate secretary at our principal executive offices not later the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Alternatively, if the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by September 30, 2023, there will be no annual meeting of stockholders in 2024.

Stockholder and Interested Party Communications

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Berenson Acquisition Corp. I, 667 Madison Avenue, 18th Floor, New York, New York 10065.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, telephone number: (800) 662-5200, e-mail: BACA.info@investor.morrowsodali.com; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Berenson Acquisition Corp. I, 667 Madison Avenue, 18th Floor, New York, New York 10065.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than September 20, 2023 (five business days prior to the special meeting).

ANNEX A

PROPOSED SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BERENSON ACQUISITION CORP. I

, 2023

Berenson Acquisition Corp. I, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Berenson Acquisition Corp. I.” The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 1, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 27, 2021 (the “Amended and Restated Certificate”).

2. This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the holders of at least sixty-five percent (65%) of the outstanding shares of the common stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ option to purchase additional securities) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by September 30, 2024 or such earlier date as determined by the Board (the “Termination Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Berenson SPAC Holdings I, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, Berenson Acquisition Corp. I has caused this Second Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

BERENSON ACQUISITION CORP. I

By:
Name:
Title:

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Preliminary Proxy Card

BERENSON ACQUISITION CORP. I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

SEPTEMBER 27, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [ ], in connection with the Special Meeting of Stockholders (the “Special Meeting”) to be held at 11:00 a.m. Eastern Time on September 27, 2023 as a virtual meeting, and hereby appoints Mohammed Ansari and Amir Hegazy and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock Berenson Acquisition Corp. I registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 27, 2023: This notice of special meeting and the accompanying proxy statement are available at https://www.cstproxy.com/berensonacquisitioncorpi/sm2023.

	FOR	AGAINST	ABSTAIN
Proposal 1 — The Charter Amendment Proposal	☐	☐	☐

To amend the Company’s amended and restated certificate of incorporation, in the form set forth as Annex A to the accompanying proxy statement (the “Charter Amendment”), to extend the date by which the Company must consummate an initial business combination from September 30, 2023 to September 30, 2024 or such earlier date as determined by the Company’s board of directors (the “Charter Amendment Proposal”).

	FOR	AGAINST	ABSTAIN
Proposal 2 — The Adjournment Proposal	☐	☐	☐

To direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Dated:	2023
Stockholder’s Signature
Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.